Exhibit 10.10
AMENDMENT TO
THIRD AMENDMENT
TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
This AMENDMENT TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of January 27, 2017 and is entered into by and among ACCO Brands Corporation, a Delaware corporation (“Holdings”), ACCO Brands Australia Holding Pty. (the “Australian Borrower”), Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and each of the Lenders (as defined in the Second Amended and Restated Credit Agreement) party to the Third Amendment, and the Guarantors listed on the signature pages hereto, and is made with reference to that certain Third Amendment (the “Third Amendment”) to Second Amended and Restated Credit Agreement (the “Second Amended and Restated Credit Agreement”), dated as of October 21, 2016, by and among the parties thereto. Unless otherwise stated, capitalized terms used herein without definition shall have the same meanings herein as set forth in the Third Amendment or the Third Amended and Restated Credit Agreement (as defined in the Third Amendment).
RECITALS
WHEREAS, pursuant to and in accordance with the Third Amendment, the Lenders and the other parties thereto have agreed to amend and restate the Second Amended and Restated Credit Agreement in its entirety to, among other things, (i) repay, in full, the US Dollar tranche of Term A Loans, (ii) repay, in part, and otherwise continue, the Australian Dollar tranche of Australian Dollar Term A Loans in an aggregate principal amount of AUD $80,000,000, (iii) establish a new Euro tranche of Euro Term A Loans in an aggregate principal amount of €300,000,000 and (iv) increase the aggregate commitments under the Revolving Credit Facility by $100,000,000 such that, after giving effect to such increase on the Third Restatement Date, there exist $400,000,000 in aggregate amount of Revolving Credit Commitments under the Revolving Credit Facility;
WHEREAS, the parties hereto desire to describe with greater specificity the relative timing of initial extensions of credit under the Third Amended and Restated Credit Agreement and the consummation of the Acquisition, on the terms and subject to the conditions set forth in this Amendment; and
WHEREAS, the Administrative Agent, the L/C Issuer, the Swingline Lender, the Lenders party to the Third Amendment and the Loan Parties are willing, on the terms and subject to the conditions set forth herein, to consent to the Amendment.
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION I. AMENDMENT TO THIRD AMENDMENT
(a)    Section 4.2(h) of the Third Amendment shall be amended by adding the following proviso at the end thereof: “; provided that the Acquisition shall be consummated within five (5) Business Days after such Credit Extensions.”
(b)    In the first clause of Section 4.2(j) of the Third Amendment, the text “The Acquisition shall be consummated substantially concurrently with” shall be replaced with the following: “The Acquisition shall be consummated within five (5) Business Days after”.

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SECTION II. REPAYMENT
(a)    In the event the Acquisition is not consummated within five (5) Business Days after the date of the making of the initial extensions of credit under the Third Amended and Restated Credit Agreement, the Borrower shall be required to immediately prepay in full the entire outstanding principal amount of the Euro Term A Loans (together with accrued interest to the date of prepayment), which prepayment shall be applied in accordance with Sections 2.05(b)(vi) and (vii).
SECTION III. CONDITIONS TO EFFECTIVENESS
This Amendment shall become effective as of the date hereof (the “Effective Date”), this Amendment having been duly executed by Holdings, each Loan Party, the Administrative Agent, the Lenders party to the Third Amendment, the L/C Issuer and the Swingline Lender and, in each case, duly executed counterparts thereof shall have been delivered to the Administrative Agent.
SECTION IV. REPRESENTATIONS AND WARRANTIES
In order to induce the Administrative Agent, the L/C Issuer, the Swing Line Lender and each Lender party hereto to enter into this Amendment and to amend and restate the Second Amended and Restated Credit Agreement in the manner provided herein, each Loan Party, in each case other than with respect to those Subsidiaries of Holdings listed on Schedule 6.11 to the Third Amended and Restated Credit Agreement, represents and warrants on and as of the Effective Date to each of the Administrative Agent, the L/C Issuer, the Swing Line Lender and each Lender party hereto as follows:

4.1
Existence, Qualification and Power. Each Loan Party (a) is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization and (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under, this Amendment and the other Loan Documents, as applicable.

4.2
Authorization; No Contravention. The execution, delivery and performance by each Loan Party of this Amendment has been duly authorized by all necessary corporate or other organizational action, and does not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Material Contract to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law.

4.3
Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required, except as have been obtained or made and are in full force and effect, in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment or any other Loan Document to which such Loan Party is a party.

4.4
Binding Effect. This Amendment has been duly executed and delivered by each of the Loan Parties party thereto. This Amendment constitutes a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization,

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moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

4.5
Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties contained in Article 5 of the Second Amended and Restated Credit Agreement are and will be true and correct in all material respects on and as of the Effective Date to the same extent as though made on and as of each such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date; provided that any such representations and warranties that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects.

4.6
Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.

SECTION V. MISCELLANEOUS

5.1	Reference to and Effect on the Credit Agreement and the Other Loan Documents.
(i) Except as specifically amended by this Amendment, the Third Amendment and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
(ii) The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Third Amendment or any of the other Loan Documents.

5.2	Headings. Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Amendment or any other Loan Document.

5.3
Loan Document. This Amendment shall constitute a “Loan Document” under the terms of the Second Amended and Restated Credit Agreement and, upon the Third Restatement Date, the Third Amended and Restated Credit Agreement.

5.4
Applicable Law; Miscellaneous. THIS AMENDMENT AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE IN ANY WAY HERETO OR THE NEGOTIATION, EXECUTION OR PERFORMANCE HEREOF OR THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK. The provisions of Section 11.14 and Section 11.15 of the Second Amended and Restated Credit Agreement and, upon the Third Restatement Date, the Third Amended and Restated Credit Agreement are incorporated by reference herein and made a part hereof.

5.5
Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page

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of this Amendment by facsimile or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

5.6	No Novation. Each of the parties hereto acknowledges and agrees that the terms of this Amendment do not constitute a novation but, rather, an amendment of the terms of the Third Amendment.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

HOLDINGS AND U.S. BORROWER:	ACCO BRANDS CORPORATION

By: /s/ Neal V. Fenwick
Name: Neal V. Fenwick
Title: Executive Vice President and Chief Financial Officer

AUSTRALIAN BORROWER:

Executed by ACCO BRANDS AUSTRALIA
HOLDING PTY. LTD. in accordance with
Section 127 of the Corporations Act 2001

/s/ Neal V. Fenwick Signature of director Name: Neal V. Fenwick	/s/ Pamela R. Schneider Signature of director Name: Pamela R. Schneider

[Signature to Amendment]

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GUARANTORS:     ACCO BRANDS CORPORATION
By: /s/ Neal V. Fenwick
Name: Neal V. Fenwick
Title: Executive Vice President and Chief Financial Officer
ACCO BRANDS USA LLC

By: /s/ Neal V. Fenwick
Name: Neal V. Fenwick
Title: Executive Vice President and Chief Financial Officer
GENERAL BINDING LLC
By: /s/ Neal V. Fenwick
Name: Neal V. Fenwick
Title: Vice President
ACCO BRANDS INTERNATIONAL, INC.
By: /s/ Neal V. Fenwick
Name: Neal V. Fenwick
Title: Vice President

ACCO EUROPE FINANCE HOLDINGS, LLC
By: /s/ Neal V. Fenwick
Name: Neal V. Fenwick
Title: Vice President

[Signature to Amendment]
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ACCO EUROPE INTERNATIONAL HOLDINGS, LLC
By: /s/ Neal V. Fenwick
Name: Neal V. Fenwick
Title: Vice President
GBC INTERNATIONAL, INC.
By: /s/ Neal V. Fenwick
Name: Neal V. Fenwick
Title: Vice President and Treasurer
ACCO INTERNATIONAL HOLDINGS, INC.
By: /s/ Neal V. Fenwick
Name: Neal V. Fenwick
Title: Vice President
NESCHEN GBC GRAPHIC FILMS, LLC
By: /s/ Neal V. Fenwick
Name: Neal V. Fenwick
Title: Supervisory Director
ACCO BRANDS AUSTRALIA HOLDING PTY. LTD.

/s/ Neal V. Fenwick Signature of director Name: Neal V. Fenwick

/s/ Pamela R. Schneider

Signature of director

[Signature to Amendment]
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Name: Pamela R. Schneider
:
ACCO AUSTRALIA PTY. LTD.

/s/ Neal V. Fenwick Signature of director Name: Neal V. Fenwick

/s/ Pamela R. Schneider

Signature of director

Name: Pamela R. Schneider

[Signature to Amendment]
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BANK OF AMERICA, N.A.,
as Administrative Agent, Lender, Swing Line Lender
and L/C Issuer

By: /s/ Jonathan M. Phillips
Authorized Signatory

[Signature to Amendment]
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BARCLAYS BANK PLC
as a Lender

By: /s/ Christopher Aitkin
Name: Christopher Aitkin
Title: Assistant Vice President

Bank of Montreal
as a Lender

By: /s/ Katherine K. Robinson
Name: Katherine Robinson
Title: Director

BMO Harris Bank, N.A.
as a Lender

By: /s/ Katherine K. Robinson
Name: Katherine Robinson
Title: Director

COMPASS BANK
as a Lender

By: /s/ Kevin Wisel
Authorized Signatory

Keybank National Association
as a Lender

By: /s/ Marianne T. Meil
Name: Marianne T. Meil
Title: Senior Vice President

[Signature to Amendment]

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THE NORTHERN TRUST COMPANY
as a Lender

By: /s/ John Lascody
Authorized Signatory

PNC Bank, National Association
as a Lender

By: /s/ Kristin Lenda
Name: Kristin Lenda
Title: Managing Director

The Private Bank and Trust Company
as a Lender

By: /s/ Adam Ruchim
Authorized Signatory

Wells Fargo Bank, National Association
as a Lender

By: /s/ Mark Holm
Name: Mark Holm
Title: Managing Director

[Signature to Amendment]
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